UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 16, 2004

Date of earliest event reported

Commission File Number

0-17187

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

California	94-2893789
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

395 West Java Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(Zip Code)

(408) 542-5400

(Registrant's telephone number, including area code)

Item 2.02     Results of Operations and Financial Condition

On December 16, 2004, LOGIC Devices Incorporated issued a press release announcing the financial results for fiscal year ended September 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(c)     Exhibits:

          99.1     Text of Press Release, dated December 16, 2004, titled, "LOGIC Devices Reports Fiscal 2004."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIC Devices Incorporated (Registrant)

Date: December 16, 2004	By: /s/ William J. Volz William J. Volz President and Chief Executive Officer

Date: December 16, 2004	By: /s/ Kimiko Milheim Kimiko Milheim Chief Financial Officer